Exhibit 10.8

Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Omissions are designated as [***].

FIRST AMENDMENT TO COST SHARING AND IRU

AGREEMENT

THIS FIRST AMENDMENT TO COST SHARING AND IRU AGREEMENT (“Amendment”) is made and entered into as of the 11th day of August, 2000, by and between LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company (“Grantor”) and CABLE & WIRELESS USA, INC., a District of Columbia corporation (“Grantee”). This Amendment modifies and amends that certain Cost Sharing and IRU Agreement dated May 25, 1999 between Grantor and Grantee (the “Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the IRU Agreement.

RECITALS

A.    Grantee desires to revise the terms and conditions of the Agreement in order to obtain an IRU in Metropolitan Fibers within and along Segments of the Grantor System.

B.    Grantor desires to revise the terms and conditions of the Agreement in order to convey to Grantee an IRU in the Metropolitan Fibers specified herein, subject to and in accordance with the terms and provisions set forth in this Amendment.

C.    Grantee desires to revise the terms and conditions of the Agreement in order to identify additional commercial buildings to which Grantor will construct and install entrances.

D.    Grantor desires to revise the terms and conditions of the Agreement in order to construct and install entrances to additional commercial buildings for Grantee.

TERMS OF AMENDMENT

Accordingly, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor and Grantee hereby agree as follows:

ARTICLE 1

METROPOLITAN FIBERS

1.01    Section 3.02 of the Agreement shall be deleted and replaced as follows:

Grantee shall have the right to receive an IRU in Metropolitan Fibers as specifically identified below. No additional IRU Contribution shall be payable with respect to the Metropolitan Fibers provided that Grantee pays in full the IRU Contributions set forth in

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Exhibit “E” of the Agreement. In the event that Grantee fails to pay in full the IRU Contributions set forth in Exhibit “E” as required by the Agreement, then Grantor may (in addition to any other remedies under the Agreement) assess and collect the IRU Contribution that would have otherwise been due and payable with respect to the Metropolitan Fibers.

City	Network/Ring	[***]	Loop	[***]	Completion Date
[***]	[***]	[***]	Loop A	[***]	60 days after Execution of Amendment
		[***]	Loop A	[***]	60 days after Execution of Amendment
		[***]	Loop A	[***]	60 days after Execution of Amendment

[***]	[***]	[***]	Loop A	[***]	60 days after Execution of Amendment
		[***]	Loop A	[***]	60 days after Execution of Amendment

[***]	[***]	[***]	N/A	[***]
		[***]	Loop B1	[***]	15-Oct-00
		[***]	Loop A	[***]	31-Dec-00
		[***]	Loop B	[***]	14-Nov-00

[***]	[***]	[***]	Loop A	[***]	60 days after Execution of Amendment
		[***]	Loop A	[***]	60 days after Execution of Amendment
		[***]	Loop A2	[***]	60 days after Execution of Amendment
		[***]	Loop A3	[***]	60 days after Execution of Amendment

[***]	[***]	[***]	N/A	[***]
		[***]	Loop A1	[***]	60 days after Execution of Amendment
		[***]	Loop A1	[***]	60 days after Execution of Amendment

[***]	[***]	[***]	Loop B2	[***]	60 days after Execution of Amendment
		[***]	Loop B1	[***]	60 days after Execution of Amendment
		[***]	Loop B2	[***]	60 days after Execution of Amendment
		[***]	Loop B3	[***]	60 days after Execution of Amendment

[***]	[***]	[***]	Loop B	[***]	60 days after Execution of Amendment
		[***]	Loop B	[***]	60 days after Execution of Amendment
		[***]	Loop B	[***]	60 days after Execution of Amendment

[***]	[***]	[***]	Loop B	[***]	60 days after Execution of Amendment
		[***]	Loop C	[***]	60 days after Execution of Amendment

[***]	[***]	[***]	Loop A	[***]	60 days after Execution of Amendment
		[***]	Loop A	[***]	60 days after Execution of Amendment

[***]	[***]	[***]	Loop A	[***]	60 days after Execution of Amendment
		[***]	Loop A	[***]	60 days after Execution of Amendment
		[***]	Loop A2	[***]	30-Sep-00

[***]	[***]	[***]	Loop B	[***]	60 days after Execution of Amendment
		[***]	Loop B	[***]	60 days after Execution of Amendment
		[***]	Loop C1	[***]	60 days after Execution of Amendment

[***]	[***]	[***]	Loop A	[***]	21-Jul-00
		[***]	Loop A	[***]	21-Jul-00
		[***]	Loop A	[***]	21-Jul-00

[***]	[***]	[***]	N/A	[***]
		[***]	Loop A	[***]	60 days after Execution of Amendment
		[***]	Loop A	[***]	60 days after Execution of Amendment
		[***]	Loop B	[***]	30-Sep-00

[***]	[***]	[***]	Loop B	[***]	60 days after Execution of Amendment

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	[***]	Loop B	[***]	60 days after Execution of Amendment

[***]	[***]	Loop A1	[***]	60 days after Execution of Amendment
	[***]	Loop A1	[***]	60 days after Execution of Amendment
	[***]	Internodal	[***]	30-Sep-00

[***]	[***]	Loop A	[***]	60 days after Execution of Amendment
	[***]	Loop B	[***]	14-Dec-00
	[***]	Loop B	[***]	14-Dec-00

[***]	[***]	Loop C	[***]	60 days after Execution of Amendment

[***]	[***]	Loop B + D	[***]	(B) 14-Aug-00, (D) 60 days from Exec.

ARTICLE 2

ADDITIONAL COMMERCIAL BUILDINGS

2.01    Section 10.05 of the Agreement shall be amended, intended as supplementation and not as replacement, to include as the final sentences, the following:

In the event that Grantee requests that Grantor construct and install entrances to additional commercial buildings which are not on the list of buildings into which Grantor intends to construct facilities, then [***]. Grantor shall, upon request of Grantee prior to commencement of such work, provide Grantee with a good faith estimate of the Costs to be incurred in connection with the performance thereof.

2.02    Pursuant to Section 10.05, as amended above, Grantor will install and construct entrances to the additional commercial buildings and Grantee will be responsible for the Costs as described therein for the building addresses identified below:

City	Address	Completion Date
[***]	[***]	TBD
[***]	[***]	6-Jun-00 & 2-Oct-00
[***]	[***]	21-May-00 and 31-May-00
[***]	[***]	60 days after Amendment Execution
[***]	[***]	28-Jun-00 and 17-Jul-00
[***]	[***]	28-May-00 & 3-Jul-00
[***]	[***]	9-Aug-00
[***]	[***]	TBD
[***]	[***]	TBD
[***]	[***]	TBD
[***]	[***]	TBD
[***]	[***]	TBD
[***]	[***]	TBD

Completion Dates are as of 5-2-00 Status Report. Multiple dates for a city indicate the date for which an initial single route will be available and subsequently for diverse Routing. For cities list as TBD, Grantor will complete construction within 90 days of Grantee obtaining all Required Rights necessary for the completion of construction.

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2.03    Grantor will provide a scope of work for each of the additional commercial buildings for Grantee’s review and approval.

2.04    Grantor will use commercially reasonable efforts to deliver a Completion Notice for each additional commercial building entrance by the latter of the Completion Date or 90 days after Grantee has acquired all Required Rights for the completion of construction.

2.05    The Parties may add additional commercial buildings by letter agreement between the Parties, pursuant to Article 26 of the Agreement.

IN WITNESS WHEREOF, Grantor and Grantee have executed this Amendment as of the date first above written.

LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company

By:	/s/ Jon Yount
Title:	Vice President
Date:	August 11, 2000

CABLE & WIRELESS USA, INC., a District of Columbia corporation

By:	/s/ W. Wesley Ford
Title:	Senior Director
Date:	August 11, 2000

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